Exhibit 10.46

 Information contained herein, marked with [***], is being filed pursuant to a request for confidential treatment.



                                SUPPORT CONTRACT



                                     BETWEEN



                       AES TIAN FU POWER COMPANY (L) LTD.



                                       AND



                 CHENGDU AES KAIHUA GAS TURBINE POWER CO., LTD.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Definitions and Principles of Construction.................................1

2.  Amount and Terms Of Loans..................................................1
         2.1.  Loans ..........................................................1
         2.2.  Notes ..........................................................1
         2.3.  Interest Payments ..............................................2
         2.4.  Mandatory Repayments of Principal ..............................2
         2.5.  Optional Term Loan Prepayments .................................3
         2.6.  Other Amounts ..................................................3
         2.7.  Payments to the Arranger; Application of Proceeds ..............3

3.  Loans .....................................................................3
         3.1.  Method of Borrowing; Transfer of Funds .........................3
         3.2.  Conditions to all Loans ........................................4
         3.3.  Conditions to First Construction Loan ..........................4
         3.4.  Conditions to Additional Construction Loans ....................5
         3.5.  Conditions to the Term Loan ....................................5

4.  Representations and Warranties of the Company .............................6
         4.1.  Corporate Existence and Power ..................................6
         4.2.  Authorization; Contravention ...................................6
         4.3.  Binding Effect .................................................6
         4.4.  Financial Information ..........................................6
         4.5.  Litigation .....................................................7

5.  Covenants of the Company ..................................................7
         5.1.  Existence ......................................................7
         5.2.  Notice of Certain Events .......................................7
         5.3.  Delivery of Financial Statements and Other Reports .............7
         5.4.  Insurance ......................................................8
         5.5.  Government Rules and Governmental Approvals ....................8
         5.6.  Performance of Project Documents ...............................8
         5.7.  Construction and Operation of the Power Station ................8
         5.8.  Environmental Compliance .......................................8
         5.9.  Use of Proceeds ................................................9
         5.10. Payment of Taxes and Claims ....................................9
         5.11. Event of Loss ..................................................9
         5.12. Maintenance of Books and Records; Inspection by the Arranger ...9
         5.13. Recording of Financing Documents ...............................9
         5.14. Instruments of Further Assurance ...............................9
         5.15. Issuance of Additional Debt ....................................9

         5.16. Liens .........................................................10
         5.17. Nature of Business ............................................10
         5.18. Modification of Agreements ....................................10
         5.19. Guarantees ....................................................10
         5.20. Prohibition on Fundamental Changes ............................10
         5.21. Prohibition on Disposition of Assets ..........................11
         5.22. Transactions With Affiliates ..................................11
         5.23. Power Purchaser's Assignment ..................................11
         5.24. Notice to the Arranger ........................................11

6.  Events of Default:  Remedies .............................................11
         6.1.  "Event of Default" Defined ....................................11
         6.2.  Exercise of Remedies ..........................................14
         6.3.  Collection of Indebtedness by the Arranger;
                 Deficiency Judgment .........................................14
         6.4.  Application of Proceeds of Collateral .........................14

7.  Intercreditor Arrangements................................................15
         7.1.  Borrowings and Repayments......................................15
         7.2.  Pari Passu.....................................................15
         7.3.  Amendment or Assignment........................................15

8.  Miscellaneous ............................................................15
         8.1.  Benefit of Agreement; Partial Invalidity ......................15
         8.2.  Governing Law .................................................16
         8.3.  Friendly Consultations ........................................16
         8.4.  Arbitration ...................................................16
         8.5.  Continuing Rights and Obligations .............................16
         8.6.  Enforcement of Award ..........................................17
         8.7.  Waiver of Sovereign Immunity Defense ..........................17
         8.8.  Remedies Cumulative; Delay or Omission Not to Impair Remedies .17
         8.9.  Amendment or Waiver ...........................................17
         8.10. Notices .......................................................17
         8.11. No Oral Agreement .............................................18
         8.12. Counterparts ..................................................18
         8.13. Verification and Approval by the Chengdu SAEC .................18

Annex A    DEFINITIONS
Annex B    COMMITMENTS

Exhibit 1  Form of Construction Note
        Schedule A
Exhibit 2  Form of Term Loan Note
        Schedule A
Exhibit 3  Request for Borrowing

            This SUPPORT CONTRACT, dated as of August 12, 1996 (the "Contract"), is between AES Tian Fu Power Company (L) Ltd., a company organized under the laws of Labuan (the "Arranger"), and Chengdu AES KAIHUA Gas Turbine Power Co., Ltd., a Sino-foreign joint venture company established under the laws of the PRC (the "Company").

                                    RECITALS

            WHEREAS, the Company desires to borrow funds to pay for the construction and operation of the Power Station; and

            WHEREAS, the Arranger pursuant to the Joint Venture Contract is willing, subject to the terms and conditions contained herein, to make loans to the Company;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the Arranger and the Company hereby agree as follows:


            1. Definitions and Principles of Construction. For all purposes of this Contract, (i) capitalized terms used but not otherwise defined herein shall have the meanings set forth in Annex A hereto, and (ii) the principles of construction set forth in Annex A shall apply for purposes of this Contract.


            2.   Amount and Terms Of Loans.

            2.1. Loans.

                 (a) Construction Loans. The Arranger agrees, subject to and upon the terms and conditions set forth herein, to make loans to the Company from time to time on any Business Day during the Construction Period in an aggregate amount not to exceed at any time outstanding the Arranger's Commitment (each such loan, a "CONSTRUCTION LOAN"). Each borrowing of Construction Loans hereunder shall be in an aggregate amount of US$500,000 or an integral multiple of US$100,000 in excess thereof. Once repaid, Construction Loans may not be reborrowed.

                 (b) Term Loan. The Arranger agrees, subject to and upon the terms and conditions set forth herein, to make a loan to the Company on the Mandatory Repayment Date in an aggregate amount not to exceed the Arranger's Commitment (the "Term Loan"). The Term Loan borrowing shall be in an amount equal to the aggregate outstanding principal amount of Construction Loans plus accrued and unpaid interest thereon, subject to the limitation in the preceding sentence. Once prepaid or repaid, Term Loans may not be reborrowed.

            2.2. Notes.

                 (a) The Company's obligation to pay the principal of and interest on the Construction Loans shall be evidenced by a promissory note substantially in the form of Exhibit 1 hereto in an amount equal to the Commitment, completed in accordance with the terms of this Contract and duly executed, issued and delivered by the Company (the "Construction Loan Note").

                 (b) The Company's obligation to pay the principal of and interest on the Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit 2 hereto, completed in accordance with the terms of this Contract and duly executed, issued and delivered by the Company (the "Term Loan Note").

            2.3. Interest Payments.

                 (a) Interest shall accrue on the aggregate unpaid principal amount of each Construction Loan during each calendar month at a rate per month equal to [***] (or a pro-rata portion thereof for amounts outstanding during a portion of the month). Interest on the Construction Loans shall be compounded monthly, and accrued interest on the outstanding principal amount of the Construction Loans shall be payable by the Company on the Mandatory Repayment Date.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                 (b) Interest shall accrue on the aggregate unpaid principal amount of the Term Loan during each quarter at a rate per quarter equal to [***] (or a pro-rata portion thereof for amounts outstanding during a portion of the quarter). Interest on the Term Loan shall be compounded quarterly, and accrued interest on the outstanding principal amount of the Term Loan shall be payable by the Company on each Term Loan Repayment Date.

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                 (c) Interest on each Loan shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date requested by the Arranger to its bank to transfer the proceeds of the respective Loan to the Company.

                 (d) If the Company shall fail to make any payment hereunder or on the Notes when due, it shall pay on demand interest on such amounts (to the extent permitted by law) to the date of actual payment (after as well as before judgment) at a rate per annum equal to the rate provided in Section 2.3 (a) or
(b), as the case may be, plus 2%.

            2.4. Mandatory Repayments of Principal.

                 (a) Principal of the Construction Loans shall be repaid in full by the Company, together with any outstanding accrued interest thereon, on the Mandatory Repayment Date.

                 (b) Principal of the Term Loan shall be repaid by the Company in 20 consecutive semi-annual installments of equal amounts beginning on the date occurring six months after the Mandatory Repayment Date and on each date occurring six calendar months thereafter (each such date, a "Term Loan Repayment Date"), provided that if any such date is not a Business Day, the relevant Term Loan Repayment Date shall be the next following Business Day. On the final Term Loan Repayment Date, all outstanding principal amounts of the Term Loan, together with any outstanding accrued interest thereon, shall be paid in full to the Arranger. The Parties shall complete Schedule A to the Term Loan Note to reflect actual Term Loan Repayment Dates prior to the issuance of the Term Loan Note.

            2.5. Optional Term Loan Prepayments. The Company may, upon at least five (5) Business Days prior written notice to the Arranger, prepay the Term Loans, in whole or in part, in an aggregate principal amount of US$250,000 or integral multiples of US$50,000 in excess thereof, together with all accrued interest thereon to the date of prepayment. Upon receipt by the Arranger of such a notice of prepayment in accordance with this section, such notice shall thereafter not be revocable by the Company. Any such prepayments shall reduce pro-rata amounts owing on any remaining Term Loan Repayment Dates.

            2.6. Other Amounts. All payments of principal, premium, if any, and interest in respect of the Notes will be made free and clear of, and without withholding or deduction for, any Withholding Taxes. If any Withholding Taxes are so imposed, the Company will pay such additional amount ("Additional Company Amounts") as will result in receipt by the Arranger of such amounts as would have been received by it had no such Withholding Taxes been imposed.

            2.7. Payments to the Arranger; Application of Proceeds. (a) All payments to the Arranger of interest, principal, Additional Company Amounts and any other amounts owing hereunder shall be made in Dollars in immediately available funds and shall be made to a bank account designated by the Arranger in a written notice to the Company.

                 (b) Except as provided in Section 6.4, all payments received by the Arranger hereunder shall be applied, as promptly as possible, in the following order: (i) first, to the payment of costs and expenses hereunder, including those from the enforcement of the Contract and the other Financing Documents, (ii) second, to the payment of Additional Company Amounts, if any, and accrued but unpaid interest, including default interest, and (iii) third, to the payment of principal, premium and all other obligations owing under this Contract and the other Financing Documents.


            3.   Loans.

            3.1. Method of Borrowing; Transfer of Funds.

                 (a) The Company may request a Loan by making a written request to the Arranger no less than seven (7) days prior to the date of the proposed Loan. Each such request shall be in the form of Exhibit 3 hereto, with such blanks appropriately completed. All such written requests for a Loan by the Company shall be irrevocable unless the Company provides the Arranger with written notice of its cancellation of a request no later than two (2) Business Days prior to the date specified for the making of the Loan.

                 (b) Subject to the terms and conditions contained in this Contract, the Arranger shall make Loan amounts available to the Company in Dollars in immediately available funds in accordance with the Company's instructions set forth in the relevant request for a Loan.

            3.2. Conditions to all Loans. The Arranger's obligation to make any Loan is subject to performance by the Company of all of its obligations under this Contract and the fulfillment (or waiver in writing by the Arranger in its sole discretion) of the following conditions precedent:

                 (a) receipt by the Arranger of the written request for a Loan as required by Section 3.1 (a) hereof;

                 (b) no Default shall have occurred and be continuing hereunder and no Default under any agreement to which the Company is a party would result from the making of the Loan or the application of the proceeds therefrom;

                 (c) the representations and warranties of the Company contained in this Contract, the Financing Documents and each of the Project Documents shall be true and correct on as of the date of such Loan;

                 (d) such Loan will not contravene any provision of law or regulation of any Governmental Authority;

                 (e) (i) all Clearances for the Power Station, for the Financing Documents, and for each of the Project Documents, and (ii) the Liens created by the Security Documents in the Collateral, on and as of the date of such Loan, shall be in full force and effect;

                 (f) receipt by the Arranger of a certificate dated the date of the Loan, duly executed by an Authorized Officer of the Company, certifying as to the effect set forth in Section 3.2(b), (c), (d), and (e) hereof; and

                 (g) the Company shall have duly authorized, executed and delivered to the Arranger the Security Documents in form and substance satisfactory to the Arranger;

                 (h) the shareholders of the Company shall have made their initial contributions to the registered capital of the Company pursuant to the terms of the Joint Venture Contract; and

                 (i) receipt by the Arranger of all such other documents, instruments, or opinions of counsel it deems necessary or advisable in order to make the Loans.

            3.3.   Conditions  to  First   Construction   Loan.  The  Arranger's
obligation to make the first Construction Loan shall, in addition to satisfaction of the requirements of Section 3.2 hereof, be subject to the fulfillment (or waiver in writing by the Arranger in its sole discretion) of the following conditions precedent:

                 (a) receipt by the Arranger of a duly executed Construction Loan Note of the Company, dated the date of the making of the first Construction Loan;

                 (b) receipt by the Arranger of an opinion of the Company's counsel, in form and substance satisfactory to the Arranger, with respect to certain matters relating to the Construction Loan to be indicated by the Arranger;

                 (c) receipt by the Arranger of all documents it may request with respect to (i) the existence of the Company, (ii) the corporate authority of the Company and the validity of each of the Financing Documents and (iii) any other matters related thereto, all in form and substance satisfactory to the Arranger;

                 (d) receipt by the Arranger of executed copies of all Project Documents entered into by the Company;

                 (e)  receipt  by  the   Arranger  of  copies  of  all  required
Clearances for the Power Station, for the Financing Documents and for each of the Project Documents;

                 (f) receipt by the Arranger of evidence, in form and substance satisfactory to the Arranger, that the Company is required to make payment of Project Costs and that it does not possess the funds, either by way of equity or debt, to make such payment of Project Costs; and

                 (g) evidence, in form and substance satisfactory to the Arranger, that all filings and registrations of each of the Security Documents have been made and that, as a consequence, the Security Documents create a legally valid perfected first priority security interest in the Collateral in favor of the Arranger and the Other Arrangers, securing the Arranger's and the Other Arrangers' rights under this Contract and the Other Contracts.

            3.4. Conditions to Additional Construction Loans. The Arranger's obligations to make additional Construction Loans shall, in addition to the satisfaction of the requirements of Section 3.2 hereof, be subject to the fulfillment (or waiver in writing by the Arranger in its sole discretion) of the following conditions precedent:

                 (a) receipt by the Arranger of evidence, in form and substance satisfactory to the Arranger, that the Company is required to make payment of Project Costs and that it does not possess the funds, either by way of equity or debt, to make such payment of Project Costs.

            3.5. Conditions to the Term Loan. The Arranger's obligation to make the Term Loan shall, in addition to satisfaction of the requirements of Section
3.2 hereof, be subject to the fulfillment (or waiver in writing by the Arranger in its sole discretion) of the following conditions precedent:

                 (a) receipt by the Arranger of a copy of the Certificate of Performance Acceptance of the Power Station;

                 (b) receipt by the Arranger of a duly executed Term Loan Note of the Company dated the date of the making of the Term Loan;

                 (c) receipt by the Arranger of an opinion of the Company's counsel, in form and substance satisfactory to the Arranger, with respect to certain matters relating to the Term Loan to be indicated by the Arranger; and

                 (d) receipt by the Arranger of evidence, in form and substance satisfactory to the Arranger, reconfirming that the Security Documents continue to create a legally valid perfected first priority security interest and Lien in the Collateral in favor of the Arranger and the Other Arrangers, securing the Arranger's and the Other Arrangers' rights under this Contract and the Other Contracts.


            4.   Representations and Warranties of the Company.

            The Company represents and warrants as follows:

            4.1. Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the PRC, and has all corporate powers and all Clearances required to carry on its business as presently conducted.

            4.2. Authorization; Contravention. The execution, delivery and performance by the Company of each of the Financing Documents and the consummation of the transactions contemplated thereby are within the Company's corporate powers, have been duly authorized by all necessary corporate and joint venture action, require no further action by or in respect of any Governmental Authority and do not contravene, or constitute a Default under, any provision of applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding upon the Company and will not result in the creation or imposition of any Lien on any asset of the Company (other than a Lien created by the Security Documents).

            4.3. Binding Effect. This Contract has been, and each of the other Financing Documents when delivered will have been, duly executed and delivered by the Company. Upon filing with the Chengdu SAEC, this Contract will be, and each of the other Financing Documents when delivered will be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

            4.4. Financial Information. All financial information heretofor provided by the Company to the Arranger fairly present in conformity with People's Republic of China Accounting Rules the financial condition of the Company as of its date.

            4.5. Litigation. There is no action, suit, or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or any Governmental Authority.


            5. Covenants of the Company.

            So long as any Loan shall remain unpaid or the Arranger shall have any Commitment hereunder, the Company covenants as follows:

            5.1. Existence. The Company shall maintain its legal existence as a Sino-foreign joint venture established under the laws of the PRC.

            5.2. Notice of Certain Events. The Company shall give notice to the Arranger, promptly following an Authorized Officer's learning of the occurrence thereof, of (a) any Default (other than an immaterial Default that such Person reasonably anticipates will be cured on or before the seventh Business Day after an Authorized Officer becomes aware thereof) or any Event of Default, specifically stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto, (b) the occurrence of an Event of Loss (or threat of an Event of Eminent Domain), together with the details thereof and the action which the Company is taking or proposes to take with respect thereto, (c) any action, suit or proceeding by or before any Governmental Authority, arbitral tribunal or other body which has had or could reasonably be expected to have a Material Adverse Effect, together with the details thereof, (d) receipt of any notice from the Power Purchaser of any circumstance, act or condition which has had or would reasonably be expected to have a Material Adverse Effect, together with the details thereof and the action which the Company is taking or proposes to take with respect thereto, (e) written notice of any material Default by it under, or material breach by it of, the Security Documents or relating to the Collateral, and (f) any other circumstance, act or condition which has had or would reasonably be expected to have a Material Adverse Effect, together with the details thereof and the action which the Company is taking or proposes to take with respect thereto.

            5.3. Delivery of Financial Statements and Other Reports. The Company shall furnish to the Arranger:

                 (a) as soon as available and in any event within 120 days after the end of each of its fiscal years (commencing with the fiscal year ending December 31, 1996), copies of its audited balance sheet as of the end of such fiscal year and copies of its audited statements of income and cash flows for such fiscal year (in each case, in accordance with People's Republic of China Accounting Rules) setting forth in each case corresponding figures from the preceding fiscal year, and accompanied by an opinion thereon of a firm of independent public accountants of recognized international standing;

                 (b) as soon as available and in any event within 60 days after the end of each of its first three fiscal quarters, copies of the unaudited balance sheet of the Company as of the end of such quarter and copies of its unaudited statements of income and cash flow for such quarter and fiscal year through such quarter (in each case, in accordance with People's Republic of China Accounting Rules) setting forth in each case, in comparative form, corresponding unaudited figures from the preceding fiscal year, prepared consistently with the annual statements described in Section 5.3(a) (but subject to year end adjustments and such other adjustments as are applicable and, in each case, consistent with People's Republic of China Accounting Rules and necessary for meaningful comparison), and accompanied by a certificate of an Authorized Officer of the Company to the effect that such financial statements fairly represent its financial condition and results of operations at and as of their respective dates, subject to such adjustments; and

                 (c) a copy of each annual operating budget and fuel management plan, if any, as soon as available, but in any event not later than 30 days prior to the beginning of the period covered by such annual operating budget and fuel management plan, respectively.

            Notwithstanding the foregoing, the Arranger shall be under no obligation to review or to take any action with respect to the information or documents provided to it pursuant to this Section 5.3.

            5.4. Insurance. The Company shall procure at its own expense and maintain in full force and effect at all times insurance in form and substance acceptable to the Arranger.

            5.5. Government Rules and Governmental Approvals. The Company shall comply with all Government Rules applicable to it and the Power Station, except where the failure to do so could not have a Material Adverse Effect.

            5.6. Performance of Project Documents. The Company shall perform all of its covenants, agreements and obligations under each of the Project Documents to which it is a party, except where the failure to do so could not have a Material Adverse Effect. The Company shall take such reasonable steps as may be necessary to enforce the material obligations of the other parties to the Project Documents.

            5.7. Construction and Operation of the Power Station. The Company shall (a) construct, operate, and maintain the Power Station, or cause the Power Station to be constructed, operated, and maintained, in accordance with the terms of the Project Documents and prudent operating practices and (b) promptly invoice, and use commercially reasonable efforts to collect, all payments owed by the Power Purchaser.

            5.8. Environmental Compliance. The Company shall comply with all Environmental Laws applicable to it and to the Power Station, except where failure to do so could not have a Material Adverse Effect. The Company shall use reasonable efforts to prevent any physical condition from existing on any property owned or operated by the Company or on any property that may be impacted by the Company's operations which could give rise to any remedial obligation under any Environmental Laws or which could result in any liability to any third party claiming damage to person or property as a result or consequence of said physical condition, in each case which could have a Material Adverse Effect.

            5.9. Use of Proceeds. The Company shall use the proceeds from the Construction Loans solely to pay for Project Costs. The Company shall use the proceeds from the Term Loan solely to repay the Construction Loans, including accrued interest thereon.

            5.10. Payment of Taxes and Claims. The Company shall duly pay and discharge or cause to be paid or discharged prior to delinquency all taxes, assessments and governmental and other charges lawfully levied and assessed upon it, the Power Station and the Collateral, or upon the franchises, earnings and business of it, the Power Station and the Collateral, including all penalties and interest thereon, other than any such taxes, assessments, or charges that are the subject of a Good Faith Contest. The Company shall promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record unless such judgment is the subject of a Good Faith Contest.

            5.11. Event of Loss. If an Event of Loss shall occur with respect to any portion of the Collateral, the Company shall, to the extent commercially reasonable, diligently pursue all of its rights to compensation against the applicable Governmental Authority or any other Person with respect to such Event of Loss, and deposit in a trust account subject to the control of the Arranger and the Other Arrangers all Loss Proceeds received in respect of such Event of Loss (after deducting all reasonable costs and expenses incurred by it in pursuing such compensation against such Governmental Authority or other Person).

            5.12. Maintenance of Books and Records; Inspection by the Arranger. The Company shall keep proper books and records of all its business and financial affairs in accordance with People's Republic of China Accounting Rules and shall, upon the reasonable written request of the Arranger, permit representatives of the Arranger to inspect its properties (including the Power Station), books, records, reports and other papers and to take copies and extracts therefrom.

            5.13. Recording of Financing Documents. The Company will cause the Financing Documents at all times to be duly registered, recorded or filed in such manner and in such places as may in the reasonable opinion of counsel to the Arranger be required by applicable law in order to preserve fully and maintain the Liens intended to be created under the Financing Documents to the extent attainable under applicable law. The Company shall from time to time execute or cause to be executed any and all further instruments reasonably required to maintain and preserve the Liens intended to be created under the Financing Documents.

            5.14. Instruments of Further Assurance. The Company will, upon the Arranger's reasonable request, execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectually the purposes of this Contract.

            5.15. Issuance of Additional Debt. The Company shall not incur or suffer to exist any Indebtedness, except for Permitted Indebtedness.

            5.16. Liens. The Company shall not create or suffer to exist or permit any Lien upon or with respect to any of its properties except for (a) Liens securing Indebtedness arising under this Contract, the other Financing Documents or any Project Document, (b) mechanics' or materialmen's Liens that are subject to a Good Faith Contest, (c) Liens for taxes not yet due and payable or taxes that are the subject of a Good Faith Contest, (d) Permitted Liens, and
(e) Liens relating to Permitted Indebtedness. Prior to granting any Lien on any Collateral in connection with the incurrence of Permitted Indebtedness permitted pursuant to clause (e) above, the Company shall furnish to the Arranger an opinion of counsel reasonably satisfactory to the Arranger stating that, in the opinion of such counsel, such action has been taken as is necessary under applicable law to maintain the Lien intended to be created under the Financing Documents or stating that no such action is necessary to maintain such Lien. All references herein to maintaining a Lien include, but are not limited to, maintaining the intended priority of such Lien to the extent attainable under applicable law.

            5.17. Nature of Business. The Company shall not engage in any business other than the ownership and operation of the Power Station as contemplated or allowed by the Project Documents and the Financing Documents.

            5.18. Modification of Agreements. (a) The Company shall not terminate or amend, modify or waive any provision under any of the Project Documents to which it is a party or assignee unless the Arranger shall have received a certificate of an Authorized Officer of the Company certifying that
(i) such termination, amendment, modification or waiver could not reasonably be expected to have a Material Adverse Effect taken as a whole either currently or in the future, and (ii) such termination, amendment, modification or waiver could not reasonably be expected to materially increase the likelihood of an occurrence of a future Material Adverse Effect.

                 (b) The Company shall not terminate, amend, modify or waive any rights under the Letter(s) of Undertaking; provided, however, that the Company may confirm the continued validity of such Letters of Undertaking, obtain new letters with provisions no less favorable to the Company than the existing letters or extend the effectiveness of such letters.

            5.19. Guarantees. Except as contemplated by the Project Documents, the Company shall not contingently or otherwise be or become liable, directly or indirectly, in connection with any Guarantee except (a) indemnities with respect to unfilled materialmen's, mechanics', workmen's, repairmen's, employees' or other similar Liens arising in the course of construction or in the ordinary course of operations or maintenance of the Power Station, (b) indemnities to Governmental Authorities relating to any expenses incurred that are incidental to obtaining easements for the benefit of the Power Station and (c) Guarantees of Permitted Indebtedness the proceeds of which result in a direct benefit to Company.

            5.20. Prohibition on Fundamental Changes. The Company shall not enter into any transaction of merger or consolidation, change it's form of organization, liquidate or dissolve itself (or suffer any liquidation or dissolution). Except as contemplated in the Project Documents, the Company shall not purchase or otherwise acquire all or substantially all of the assets of any Person.

            5.21. Prohibition on Disposition of Assets. Except as contemplated by the Project Documents or permitted pursuant to the Financing Documents, the Company shall not lease (as lessor) or dispose of, sell or transfer (as transferor) any property or assets material to the operation of the Power Station, except (a) in the ordinary course of business to the extent that such property is worn out or no longer useful or usable in connection with the operation of the Power Station or (b) to the extent such property is replaced by property having a similar purpose and having a fair market value equal to or greater than the fair market value of the property being leased or transferred and upon which the Arranger has an equivalent Lien.

            5.22. Transactions With Affiliates. Other than the Project Documents and the Financing Documents, the Company shall not enter into any transactions with Affiliates, unless the terms of such transactions are no less favorable to the Company than terms which the Company could obtain in comparable transactions entered into on an arm's-length basis with a Person which is not an Affiliate of the Company.

            5.23. Power Purchaser's Assignment. The Company shall not, without the prior written consent of the Arranger, approve any assignment of the Power Purchaser's obligations under the Power Purchase Contract.

            5.24. Notice to the Arranger. The Company shall notify the Arranger in writing of any discrepancies between the Services (as defined in the Construction Contract) and all requirements of the Power Purchaser of which the Company is aware.


            6.   Events of Default: Remedies.

            6.1. "Event of Default" Defined. The term "Event of Default" means any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any applicable Government Rule) and any such event shall continue to be an Event of Default if and for so long as it shall not have been remedied;

                 (a) failure by the Company to pay principal of or premium, if any, or interest on a Loan for a period of five days after any such amount shall have become due and payable, whether by scheduled maturity, required repayment or redemption, acceleration or otherwise;

                 (b) failure by the Company to perform in any material respect any covenant of the Company in this Contract (other than the default referred to in Section 6.1(a)) or in any other Financing Document following notice from the Arranger, and such failure remains unremedied for 30 days;

                 (c) any representation, warranty or certification made or deemed made in this Contract or any other Financing Document by the Company shall prove to have been incorrect in any material respect as of the time made, confirmed or furnished and remains incorrect in any material respect 30 days after the Company becomes aware that it is incorrect;

                 (d) the Company shall:

                       (i) apply for or consent to the appointment of a receiver, custodian, trustee, liquidator or equivalent thereof in the applicable jurisdiction of it or of all or a substantial part of its assets (other than in connection with a restructuring for tax purposes) which (i) has no Material Adverse Effect and (ii) does not effect the validity or enforceability of this Contract, any other Financing Document or any Project Document),

                       (ii) file a voluntary petition in bankruptcy, or admit in
                  writing its inability to pay it debts as they come due (other than in connection with a restructuring for tax purposes) which (i) has no Material Adverse Effect and (ii) does not effect the validity or enforceability of this Contract, any other Financing Document or any Project Document,

                       (iii) make a general assignment for the benefit of creditors,

                       (iv) file a petition or an answer seeking  reorganization
                  or arrangement with creditors or to take advantage of any insolvency law,

                       (v) file an answer admitting the material allegations of,
                  or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or

                       (vi) be  adjudicated  bankrupt  or  insolvent,  or be the
                  subject of an order, judgment or decree entered by any court of competent jurisdiction approving a petition seeking reorganization of such Person or appointing a receiver, trustee, liquidator or equivalent thereof in the applicable jurisdiction of such Person or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of 60 days;

                 (e) failure by the Company to pay, discharge, or provide full reserves against any final and nonappealable judgment by a court of competent jurisdiction against it for the payment of money in excess of US$1,000,000 (or the equivalent thereof in any other currency) within 60 days from the date of entry thereof;

                 (f) the failure of the Company to make any payment when due (subject to any applicable grace period) in respect of any of its Indebtedness in an aggregate amount exceeding US$1,000,000 (or the equivalent thereof in any other currency), which has been incurred and which remains outstanding (other than any amount due under or pursuant to the Financing Documents);

                 (g) the Power Purchase Contract or any Financing Document ceases for any reason to be valid and binding and in full force and effect prior to its termination in accordance with its terms;

                 (h) any Project Document (other than the Power Purchase Contract) ceases for any reason to be valid and binding and in full force and effect prior to its termination in accordance with its terms unless the Arranger shall have received a certificate of an Authorized Officer of the Company to the effect that such event will not have a Material Adverse Effect;

                 (i) at least 90 days shall have elapsed since any Clearance necessary to construct or operate the Power Station shall have been revoked or withdrawn, if such revocation or withdrawal could have a Material Adverse Effect;

                 (j) any grant of a Lien contained in the Financing Documents ceases to be effective to grant a perfected Lien on any of the Collateral or ceases to be effective to grant a perfected Lien with the priority purported to be created thereby, to the extent attainable under the law governing such documents, in favor of the Arranger in the Collateral;

                 (k) the Company abandons the Project;

                 (l) any party to a Project Document fails to perform any of its material obligations thereunder or makes any material misrepresentations thereunder, which failure or misrepresentation (i) is not cured within the later of (A) the cure period set forth in the relevant Project Document or (B) 30 days after the Company's or the Arranger's actual knowledge of such failure or misrepresentation and (ii) could have a Material Adverse Effect on the Company;

                 (m) the Power Purchaser is liquidated, except for liquidation at the end of the term of the Power Purchase Contract;

                 (n)  Project   Completion  (as  defined  in  the   Construction
Contract) shall not have occurred by January 1, 1998;

                 (o) a Financing Event of Default shall have occurred and be continuing;

                 (p) borrowings and repayments under the Other Contracts are not made in accordance with Section 7.1; or

                 (q) a sale of the Collateral or any part thereof occurs without the consent of the Arranger.

            6.2. Exercise of Remedies.

                 (a) If an Event of Default shall occur and be continuing, then,
(i) the Arranger, by notice to the Borrower and the Other Arrangers, may declare its obligation to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) the Arranger, by notice to the Borrower and the Other Arrangers, may declare all of the Notes, all interest thereon and all other amounts payable under this Contract to be forthwith due and payable, whereupon all of the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that if an Event of Default of the kind described in
Section 6.1 (d) shall occur, (i) the obligation of the Arranger to make Loans shall automatically be terminated and (ii) all of the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

                 (b) In case one or more of the Events of Default shall have occurred and shall be continuing, then the Arranger may also exercise all rights and remedies which it may have under any of the Financing Documents as provided therein, in addition to all other rights and remedies available to the Arranger at law or in equity. The Arranger shall be also entitled to proceed forthwith to protect and enforce its rights under this Contract by a suit or suits in equity or at law, either for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, either for interest or for principal, or for both, or for the enforcement of any other appropriate legal or equitable remedy, as the Arranger, being advised by counsel, shall deem most effectual in support of any of its rights or duties hereunder.

            6.3. Collection of Indebtedness by the Arranger; Deficiency Judgment. The Arranger shall be entitled to recover judgment against the Company and any other obligor on the Notes and the Loans for the whole amount so due and unpaid either before, after or during the pendency of any proceedings for the enforcement of any Lien or other provisions of the Financing Documents, and in the case of a sale of the Collateral and the application of the proceeds of such sale, the Arranger, in its own name, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Notes, for the benefit of the holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Arranger, and no levy of any execution under any such judgment upon any property of the Company, shall affect or impair the Lien of the Financing Documents, or any rights, powers or remedies of the Arranger hereunder or under any other Financing Document.

            6.4. Application of Proceeds of Collateral. The proceeds of any sale of the Collateral, or any part thereof, together with any other sums then held by the Arranger as part of the Collateral, shall be applied as promptly as possible as follows: (i) first, to the payment of the costs and expenses of such sale, including the compensation of the Arranger and its agents and counsel, and of all charges, expenses, liabilities and advances incurred or made by the Arranger without gross negligence or bad faith; (ii) second, to the payment of Additional Company Amounts hereunder and additional company amounts under the Other Contracts, if any, and of the interest due and unpaid hereunder and under the Other Contracts, including default interest; (iii) third, to the payment of principal, premium, if any, and all other obligations owing hereunder and under the Financing Documents; and (iv) fourth, the surplus, if any, shall be paid to the Company, its successors or assigns.


            7.   Intercreditor Arrangements.

            7.1. Borrowings and Repayments. All borrowings hereunder shall be made simultaneously with borrowings made under the Other Contracts, and each borrowing hereunder shall be in a percentage of the Commitment equal to the percentage each simultaneous borrowing of loans under each Other Contract bears to the commitment under each such Other Contract; provided that the foregoing shall only apply to borrowings under the Huaxi Support Contract to the extent that the aggregate principal amount of Loans made under this Contract and loans made under the CNAC Support Contract exceeds U.S.$17,880,000. All repayments or prepayments of Loans (including principal, interest and other amounts) hereunder shall be made simultaneously with prepayments or repayments under the Other Contracts, and any such repayment or prepayment under this Contract shall be in a percentage of Loans outstanding equal to the percentage each simultaneous repayment or prepayment of loans under each Other Contract bears to the loans outstanding under each such Other Contract, in each case using the Dollar/RMB exchange rate, if applicable, provided herein and in the Other Contracts.

            7.2. Pari Passu. All rights of the Arranger hereunder with respect to the Loans and the Collateral shall be on a pari passu basis with the rights of the Other Arrangers under the Other Contracts with respect to the Other Arrangers' loans and the Collateral.

            7.3. Amendment or Assignment. This Contract may not be amended, changed, terminated or discharged without the prior written consent of the Other Arrangers. Neither this Contract nor the rights or obligations hereunder may be assigned or transferred by either Party without the prior written consent of the Other Arrangers.


            8.   Miscellaneous.

            8.1. Benefit of Agreement; Partial Invalidity. This Contract shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Parties hereto. The Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Arranger. If any provision of this Contract, or the application of any provision to any Person or circumstance, shall be held invalid or unenforceable, the remainder of this Contract, or the application of such provision to Persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

            8.2. Governing Law. The rights of the Parties hereto and the validity, interpretation and implementation of this Contract and the Notes shall be governed by and construed and interpreted in accordance with the laws of the People's Republic of China.

            8.3. Friendly Consultations. In the event of any dispute, controversy, or claim arising out of or relating to this Contract or other Financing Documents, or the breach, termination or invalidity hereof or thereof, the disputing Party shall provide written notice thereof to the other Party. The Parties shall attempt in the first instance to resolve such dispute through friendly consultations.

            8.4. Arbitration. (a) If the dispute is not resolved by friendly consultation within 60 days after notice of a dispute is given by a Party, then any Party may submit the dispute for final binding arbitration by the China International Economic and Trade Arbitration Commission in accordance with its rules then in force. The arbitration proceedings shall be held in Mandarin Chinese and English. The site of the arbitration shall be Beijing. Should there exist a conflict between the rules of the China International Economic and Trade Arbitration Commission and the provisions of this Contract, the provisions of this Contract will prevail.

                 (b) There shall be three (3) arbitrators. All three arbitrators shall speak both Mandarin Chinese and English. The Company and the Arranger shall each appoint (1) arbitrator within thirty (30) days of the date of the request to initiate arbitration. Within thirty (30) days from the appointment of the second of the Parties' arbitrators, the Parties' arbitrators shall appoint a third arbitrator who shall, in addition to his duties as arbitrator, act as chairman of the arbitration tribunal. Arbitrators not appointed within the time limits set forth in this paragraph (b) shall be appointed by the Secretary General of the International Center for Settlement of Investment Disputes. The Parties hereby waive and renounce any right to appeal the award of the arbitration panel or to have any question of law or fact referred to a court or other forum in the People's Republic of China except in furtherance of enforcing the award of the arbitration panel.

                 (c) The award of the arbitration panel shall be issued not later than sixty days following the close of hearings by the panel. The arbitration award shall be final and binding on the Parties and shall not be subject to appeal to any court. The Parties agree to be bound thereby and to act accordingly.

                 (d) The costs of arbitration shall be borne by each Party as designated in the arbitration award.

            8.5. Continuing Rights and Obligations. When any dispute occurs and is the subject of friendly consultations or arbitration, the Parties shall continue to exercise their remaining respective rights, and fulfill their remaining respective obligations, under this Contract and the other Financing Documents.

            8.6. Enforcement of Award. The Parties acknowledge that any award rendered pursuant to Section 8.4 hereof shall be governed by the 1958 Convention on the Recognition and Enforcement of Foreign Arbitration Awards of the United Nations. The award shall be enforceable in any court that has jurisdiction over the losing Party or over the property of the losing Party.

            8.7. Waiver of Sovereign Immunity Defense. In any arbitration proceeding, any legal proceeding to enforce any arbitration award and in any legal action between the Parties pursuant to or relating to this Contract or the other Financing Documents, each Party expressly waives the defense of sovereign immunity and any other defense based on the fact or allegation that it is an agency or instrumentality of a sovereign state.

            8.8. Remedies Cumulative; Delay or Omission Not to Impair Remedies. No delay or omission of the Arranger in exercising any right or remedy arising upon the happening of any Event of Default, and no course of dealing between the Company, on the one hand, and the Arranger on the other hand, shall impair any right or remedy for, or shall be construed to be a waiver of, any such Event of Default or an acquiescence therein; nor shall any single or partial exercise of any right or remedy, under this Contract or under any other Financing Document, preclude any other exercise thereof or the exercise of any other right or remedy hereunder or thereunder. To the fullest extent permitted by Government Rule, the rights and remedies herein and in the Financing Documents are cumulative and not exclusive of any rights or remedies which the Arranger would otherwise have. Remedies may be exercised in whatever order the Arranger or its designee may elect. Any rights and remedies granted to or otherwise available to the Arranger may be exercised by the Arranger or any Person or Persons designated in writing by the Arranger. No notice to or demand on the Company shall entitle such Person to any further notice or demand in similar circumstances or constitute a waiver of the rights of the Arranger to any other action in any circumstances without notice or demand.

            8.9. Amendment or Waiver. This Contract and the terms hereof may not be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by each of the Parties hereto.

            8.10. Notices. Any notices to the Arranger by the Company under any provision of this Contract shall be sufficiently given if in writing and served personally upon an Authorized Officer of the Arranger or delivered via facsimile transmission to facsimile number: (86) (10) 508-9628 with electronic and telephonic confirmation to the Arranger, Attention: Jeff Safford, facsimile number: (85) (2) 530-1673 or at such other address as may be designated for that purpose in a notice delivered to the Company by the Arranger. Any notice to the Company by the Arranger under any provision of this Contract shall be sufficiently given if served personally upon an Authorized Officer of the Company or delivered via facsimile transmission to facsimile number: (86) (10) 6508-9628 with electronic or telephonic confirmation to Attention: Paul T. Hanrahan, or at such other address as may be designated for that purpose in a notice delivered to the Arranger by the Company.

            8.11.  No  Oral  Agreement.  This  Contract  represents  the  entire
understanding  of  the  parties  and  supersedes  all  prior   undertakings  and
agreements with respect thereto, whether written or oral.

            8.12. Counterparts. This Contract may be executed in one or more counterparts each of which shall be deemed an original and all of which shall be deemed one and the same Contract.

            8.13. Verification and Approval by the Chengdu SAEC. The repayment of the principal and payment of interest pursuant to this Contract shall be verified and approved by the Chengdu SAEC.

            IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused their duly authorized officers to execute and deliver this Contract as of the date first above written.


                                   CHENGDU AES KAIHUA GAS
                                   TURBINE POWER CO., LTD.


                                   By:[Signature Illegible]
                                      ---------------------
                                      Name:
                                      Title:


                                   AES TIAN FU POWER
                                   COMPANY (L) LTD.


                                   By:[Signature Illegible]
                                      ---------------------
                                      Name:
                                      Title:


Agreed as to Section 6.4 and Section 7:

CHINA NATIONAL AERO-ENGINE
CORPORATION


By:[Signature Illegible]
   --------------------------------
   Name:
   Title:

CHENGDU HUAXI ELECTRIC POWER
SHAREHOLDING (GROUP) COMPANY LTD.



By:[Signature Illegible]
   --------------------------------
   Name:
   Title:

                                                                         Annex A
                                                                 to the Contract


                                   DEFINITIONS

            "ADDITIONAL  COMPANY  AMOUNTS"  has the meaning set forth in Section
2.6 of the Contract.

            "AFFILIATE" of any designated Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such designated Person.

            "ARRANGER" has the meaning provided in the preamble to this Contract.

            "AUTHORIZED OFFICER" means, with respect to any Person, the president, any vice president, the treasurer, or any assistant treasurer of such Person, or any other Person granted the relevant authority in writing by the board of directors or management committee, as applicable, of such Person.

            "BUSINESS DAY" means any day on which commercial banks are not authorized or required to close in the City of New York, New York and Beijing, PRC.

            "CERTIFICATE OF PERFORMANCE ACCEPTANCE" has the meaning given such term in the Construction Contract.

            "CLEARANCE" means any authorization, consent, clearance, approval, license, ruling, permit, exemption, filing or registration by or with (except any filing relating to the perfection of security interests), or variance of or from any Governmental Authority.

            "CNAC SUPPORT CONTRACT" means the Support Contract, dated the date hereof, between the Company China National Aero-Engine Corporation as arranger thereunder.

            "COLLATERAL" means, collectively, all property and assets with respect to which a Lien is granted under the Security Documents.

            "COMMENCEMENT   DATE"  has  the  meaning  given  such  term  in  the
Construction Contract.

            "COMMITMENT" of the Arranger means, for each type of Loan, the amount set forth opposite the Arranger's name on Annex B.

            "COMPANY" has the meaning provided in the preamble to this Contract.

            "CONSTRUCTION CONTRACT" means the Contract for Construction Services between the Company and China National Aero-Engine Corporation dated as of ---------, 1996.

            "CONSTRUCTION LOAN" has the meaning provided in Section 2.1(a).

            "CONSTRUCTION LOAN NOTE" has the meaning provided in Section 2.2(a).

            "CONSTRUCTION PERIOD" means the period of time commencing on the Commencement Date and ending on the Mandatory Repayment Date.

            "DEFAULT" means, with respect to any document, any event which, with the giving of notice or the passing of time, or both, or the fulfillment of any other applicable condition, would become an event of default under such document.

            "DOLLARS", "$" or US$" means any coin or currency of the United States of America which is legal tender for the payment of public and private debts.

            "ENVIRONMENTAL LAWS" means any laws, rules, regulations, and other legal requirements of any Governmental Authority, foreign or domestic, pertaining to the release of materials into or protection of the environment, including all such legal requirements pertaining to human health and safety.

         "EVENT OF DEFAULT" has the meaning provided in Section 6.1.

            "EVENT OF EMINENT DOMAIN" means any compulsory transfer or taking (including by condemnation, confiscation, seizure or requisition of title or use or transfer under threat of compulsory transfer or taking) of all or any material part of the Power Station or the Collateral by any Governmental Authority.

            "EVENT OF LOSS" means (i) an event that causes all or a portion of the Power Station or the Collateral to be damaged, destroyed or rendered unfit for normal use for any reason or (ii) the occurrence of an Event of Eminent Domain.

            "FINANCING DOCUMENTS" means the Contract, the Notes, the Security Documents and the Other Contracts.

            "FINANCING EVENT OF DEFAULT" means an "Event of Default" under any Financing Document.

            "FUEL SUPPLY CONTRACT" means the Gas Purchase and Supply Contract, dated -----------, 1996 between the Company and Chengdu Huachuan Petroleum & Natural Gas Exploration and Development Company for the long term supply of natural gas to the Power Station.

            "GOOD FAITH CONTEST" means the contest of an item if: (i) the item is diligently contested in good faith by appropriate proceedings timely instituted and (ii) the failure to pay or comply with the contested item during the period of such contest could not reasonably be expected to have a Material Adverse Effect.

            "GOVERNMENT   RULE"  means  any   constitution,   law,   regulation,
ordinance, rule, directive, judgment, administrative practice, order, writ, injunction or decree of or by any Governmental Authority.

            "GOVERNMENTAL AUTHORITY" means any governmental authority or judicial, regulatory or administrative body, agency or instrumentality of any country or political subdivision thereof exercising jurisdiction over the Power Station, the Company, the Arranger or any party to a Project Document or Financing Document.

            "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing in any manner the payment or performance of any Indebtedness or other obligation of any other Person.

            "GUARANTEED COMPLETION DATE" has the meaning given such term in the Construction Contract.

            "HUAXI SUPPORT CONTRACT" means the Support Contract, dated the date hereof, between the Company and Chengdu Huaxi Electric Power Shareholder (Group) Company Ltd. as arranger thereunder.

            "INDEBTEDNESS" means, for any Person, at any date, without duplication (i) obligations created, issued or incurred by such Person for borrowed money; (ii) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (iii) Indebtedness of others secured by a Lien (other than a Permitted Encumbrance) on the property of such Person; (iv) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (except to the extent such letters of credit or similar instruments are described in any of the Financing Documents or the Project Documents (including performance bonds)); (v) capital lease obligations of such Person; and (vi) Indebtedness of others Guaranteed by such Person.

            "INDEMNIFICATION  CONTRACT" means the Indemnification Contract dated
---------,   1996  between  the  Company  and  Chengdu  Huaxi   Electric   Power
Shareholdering (Group) Company Ltd.

            "INTERCONNECTION CONTRACT" means the Interconnection and Dispatch Contract, dated as of --------, 1996, between Sichuan Power Dispatch Bureau and the Company.

            "JOINT  VENTURE   CONTRACT"  means  the  Cooperative  Joint  Venture
Contract, dated November 28, 1995, among Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd., China National Aero-Engine Corporation, and AES China Generating Company Limited.

            "LAND CONTRACT" means the State-Owned Land Use Rights Contract to be entered into between the Company and ----------------- State Land Bureau with respect to the use of land located at the Site.

            "LETTER(S) OF UNDERTAKING" means the letter(s) of undertaking from government entities stating that they will render all necessary support to the Power Purchaser so that the Power Purchaser can perform its obligations under the Power Purchase Contract, including without limitation (i) the Undertaking Letter of the Chengdu City Economic Commission dated ----------, 1996; (ii) the Undertaking Letter of the Chengdu City Commodity Price Control Bureau dated ----------, 1996 and (iii) the Undertaking Letter of the Chengdu Foreign Economic and Trade Commission dated ----------, 1996.

            "LIEN" means, with respect to any property, any mortgage, lien, pledge, charge, lease, easement, servitude, security interest, assignment or encumbrance of any kind on or with respect to such property.

            "LOAN" means either a Construction Loan or the Term Loan and "Loans" means collectively the Construction Loans and the Term Loan.

            "LOSS PROCEEDS" means all net proceeds or compensation received in respect of any Event of Loss.

            "MANDATORY REPAYMENT DATE" means the earlier of (i) date the Company delivers the Certificate of Performance Acceptance to the contractor under the Construction Contract and (ii) the Guaranteed Completion Date; provided, however, that if such date is not a Business Day, the Mandatory Repayment Date shall occur on the next following Business Day.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial position, results of operations or business prospects, taken as a whole, of the Company, including, without limitation, a material adverse effect on (i) the commercial operation of the Power Station, (ii) the ability of the Company to perform any of its material obligations under the Contract, the Project Documents or the Financing Documents, (iii) the validity or priority of the Liens on any of the Collateral, (iv) the repayment of either the Construction Loans or the Term Loan, as the case may be, or (v) the validity and enforceability of any of the Financing Documents or the Project Documents.

            "NOTE" means either the Construction Loan Note or the Term Loan Note, and "Notes" means collectively the Construction Loan Note and the Term Loan Note.

            "OTHER CONTRACTS" means the CNAC Support Contract and the Huaxi Support Contract.

            "OTHER ARRANGERS" means China National Aero-Engine Corporation and Chengdu Huaxi Electric Power Shareholding (Group) Company Ltd., acting as arrangers under the Other Contracts.

            "PARTY" means each of the Arranger and the Company.

            PEOPLE'S REPUBLIC OF CHINA ACCOUNTING RULES" means the Rules of the People's Republic of China on accounting for Chinese Foreign Joint Venture Enterprises and other relevant rules and regulations of the People's Republic of China.

            "PERMITTED INDEBTEDNESS" means, for any Person: (i) Indebtedness incurred under the Financing Documents; (ii) Indebtedness arising under the Project Documents; (iii) trade accounts payable (other than for (a) borrowed money and operating lease obligations or (b) the purchase of equipment with a value, individually or in the aggregate, in excess of US$1,000,000) arising, and accrued expenses incurred, in the ordinary course of business, and (iv) other Indebtedness of such Person not to exceed in the aggregate US$500,000 or the equivalent thereof.

            "PERMITTED LIENS" means (i) Liens specifically permitted or required by or created by any of the Financing Documents or the Project Documents; (ii) Liens expressly subordinated to the Liens created by the Financing Documents and subordinated in right of payment to the Loans; (iii) Liens for taxes, assessments or governmental charges not due and delinquent or due, but subject to a Good Faith Contest; (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business or that are the subject of a Good Faith Contest; (v) easements, rights-of-way, reservations, restrictions, covenants, and other similar encumbrances affecting any property subject to the Liens of any of the Security Documents, granted in the ordinary course of business, which do not individually or in the aggregate have a Material Adverse Effect; and (vi) attachment, judgment and other similar Liens arising in connection with court proceedings that are the subject of a Good Faith Contest.

            "PERSON" or "PERSON" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, trust, unincorporated association, institution, government authority or any other entity.

            "POWER PURCHASER" means the Chengdu Huaxi Power Company (Group) Limited, a company organized under the laws of the PRC.

            "POWER PURCHASE CONTRACT" means the Power Purchase Contract, dated --------, 1996, between the Company and Power Purchaser.

            "POWER STATION" means the 1x50 MW natural gas fired power plant, to be constructed in Jintang County, Sichuan Province, the PRC, as more fully described in Appendix A to the Construction Contract.

            "PRC" or "CHINA" means the People's Republic of China.

            "PRICE ADJUSTMENT CONTRACT" means the Electric Tariff Adjustment Method for Chengdu AES Kaihua Gas Turbine Power Company Limited dated as of ---------, 1996 between the Power Purchaser and the Company.

            "PROJECT DOCUMENTS" means the Joint Venture Contract, the Power Purchase Contract, the Construction Contract, Fuel Supply Contract, the Indemnification Contract, the Land Contract, the Letter(s) of Undertaking, the Interconnection Contract, the Supplemental Interconnection Contract, the Price Adjustment Contract, any contract or agreement entered into in substitution for the foregoing and any other contract or letter or instrument entered into by the Company with respect to the Power Station.

            "PROJECT COSTS" means all costs and expenses paid, incurred or to be incurred by the Company in connection with the development, design, construction, financing, start-up, ownership and operation of the Power Station, including, without limitation, (i) all construction costs of the Power Station, including all amounts payable under the Construction Contract, (ii) initial spare parts, start-up, and operator mobilization costs, and working capital requirements, (iii) development fees and development costs recoveries, (iv) costs related to any of the Loans or the loans under the Other Contracts, (v) related legal and other transaction and financing costs, (vi) insurance premiums, (vii) costs of Site, (viii) operating and maintenance expenses, (ix) fees and expenses payable to the Arranger and the Other Arrangers, (x) initial working capital and (xi) all other Power Station related costs and expenses for the construction and financing of the Power Station.

            "RMB" or "RENMINBI" means Renminbi yuan, the lawful currency of the PRC.

            "SECURITY DOCUMENTS" means the Assignment Contract to be entered into among the Arranger, the Other Arrangers and the Company.

            "SITE"  means,  in the  aggregate,  the  land  subject  to the  Land
Contract.

            "SUPPLEMENTAL   INTERCONNECTION  CONTRACT"  means  the  Supplemental
Interconnection and Dispatch Contract dated ---------, 1996 between the Company and the Sichwan Power Dispatch Bureau.

            "TERM LOAN" has the meaning provided in Section 2.1(b).

            "TERM LOAN NOTE" has the meaning provided in Section 2.2(b).

            "TERM LOAN REPAYMENT DATES" has the meaning provided in Section 2.4(b).

            "UNITED   STATES"  or  "U.S."   means  all  states,   commonwealths,
territories and possessions of the United States of America.

            "WITHHOLDING TAXES" means any present or future withholding or deduction for, any present or future withholding taxes imposed by the PRC or Labuan or any Governmental Authority within the PRC or Labuan.

         (a) Principles of Construction. Unless the context otherwise requires:

               (i) reference to any statute or statutory provision shall include any amendment, modification or reenactment of, any legislative provisions substituted for and all legislation and statutory instruments issued under, such statute or statutory provisions;

               (ii) words defined as denoting the singular shall include the plural and vice versa;

               (iii) references denoting individuals shall include corporations, associations, trustees, instrumentalities and partnerships, and vice versa;

               (iv) words denoting any gender shall include all genders;

               (v) references to a Section, Schedule, Exhibit or party shall be construed as references to a Section, Schedule, Exhibit or party to the document in which such reference is made;

               (vi) references to any document, lease, contract or other agreement of any nature shall, as appropriate, include or be construed as references to such document, lease, contract or other agreement as amended, modified, extended, renewed, restated, supplemented or replaced from time to time;

               (vii) references to any party in any document, deed or agreement shall include its successors and permitted assignees;

               (viii) headings used in any document are for convenience only and shall be disregarded in construing such document; and

               (ix) the words "include", "includes" or "including" are not limiting.

                                                                         Annex B
                                                                 to the Contract




                                   COMMITMENTS



                                                                      COMMITMENT
                                                                      ----------

         Construction Loans                                            US$------






         Term Loan                                                     US$------

                                                                       Exhibit 1
                                                                 to the Contract


                            Form of Construction Note

                                                                          [Date]
                                                                      [Location]

US$-------------

                  FOR VALUE RECEIVED, Chengdu AES KAIHUA Gas Turbine Power Co., Ltd. (the "Company") hereby promises to pay to the order of AES Tian Fu Power Company (L) Ltd., a company organized under the laws of Labuan (the "Arranger"), the aggregate unpaid principal amount of all Construction Loans (as defined in the Contract referred to below) not exceeding in the aggregate the principal sum of -------------------- (U.S.$------).

                  All Construction Loans made by the Arranger to the Company and all repayments of the principal thereof shall be recorded by the Arranger on the Schedule attached hereto.

                  This Note shall be repaid in full on the Mandatory Repayment Date (as such term is defined in the Contract).

                  This Note evidences the obligations of the Company under, and is referred to in, the Support Contract, dated as of -------------, between the Company and the Arranger (as from time to time in effect, the "Contract"), and is entitled to the benefits thereof.

                  The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times provided in the Contract.

                  Principal of, and premium, if any, and interest on, this Note shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in the manner provided in the Contract.

                  This Note is secured by the Security Documents referred to in the Contract and is entitled to the benefits thereof.

                  In case an Event of Default (as defined in the Contract) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Contract.

                  The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA.





CHENGDU AES KAIHUA GAS TURBINE POWER CO., LTD.



By:-------------------------------
   Name:
   Title:

                                                                      Schedule A
                                                                 to Construction
                                                                       Loan Note


                                    AMOUNT           PRINCIPAL          UNPAID
         DATE                       BORROWED         REPAID             BALANCE
         ----                       --------         ------             -------

                                                                       Exhibit 2
                                                                 to the Contract



                             Form of Term Loan Note


                                                                          [Date]
                                                                      [Location]

US$----------------

         FOR VALUE RECEIVED, Chengdu AES KAIHUA Gas Turbine Power Co., Ltd. (the "Company") hereby promises to pay to the order of AES Tian Fu Power Company (L) Ltd., a company organized under the laws of Labuan (the "Arranger"), the aggregate the principal sum of ------------------- (U.S.$------).

         The amounts and dates of the repayment of this Note are as indicated on the attached Schedule A.

         This Note evidences the obligations of the Company under, and is referred to in, the Support Contract, dated as of --, 1996, between the Company and the Arranger (as from time to time in effect, the "Contract"), and is entitled to the benefits thereof.

         The Company also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times provided in the Contract.

         Principal of, and premium, if any, and interest on, this Note shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in the manner provided in the Contract.

         This Note is secured by the Security Documents referred to in the Contract and is entitled to the benefits thereof.

         In case an Event of Default (as defined in the Contract) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Contract.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA.


CHENGDU AES KAIHUA GAS TURBINE POWER CO., LTD.


By:-----------------------------
   Name:
   Title:

                                   Schedule A
                                to Term Loan Note


Amortization Schedule for Term Loan Note

 YEAR              MONTH                PRINCIPAL REPAYMENT SCHEDULE
                                                    U.S.$










                  [ to be completed upon issuance of the Note ]

                                                                       Exhibit 3
                                                                 to the Contract



                              Request for Borrowing


                                                                          [Date]


AES Tian Fu Power Company (L) Ltd.



Gentlemen:

                  The undersigned, Chengdu AES KAIHUA Gas Turbine Power Co., Ltd., refers to the Support Contract, dated as of ------------, 1996 (as amended from time to time, the "Contract" the terms defined therein being used herein as therein defined), among the undersigned and you, and hereby requests, pursuant to Section 3.1 of the Contract, that a borrowing be made under the Contract, and in that connection sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by Section 3.1 of the Contract:

                  (i) The Business Day of the Proposed Borrowing is --, 19--.

                  (ii) The Proposed Borrowing is to consist of [a Construction Loan in an aggregate principal amount equal to $---] [a Term Loan in an aggregate principal amount equal to $---].

                  (iii) The name and account number of the bank to which funds are to be transferred is ----.


                                     Very truly yours,

                                     CHENGDU AES KAIHUA GAS TURBINE
                                     POWER CO., LTD.

                                      By:--------------------------
                                         Name:
                                         Title: